UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 27, 2016

THE BOEING COMPANY
(Exact name of registrant as specified in charter)

Commission file number 1-442

Delaware	91-0425694
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

100 N. Riverside, Chicago, IL	60606-1596
(Address of principal executive offices)	(Zip Code)

(312) 544-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

During its fourth quarter earnings call and webcast on January 27, 2016, The Boeing Company (the “Company”) identified technical problems that prevented some listeners from accessing the webcast audio feed.  Following management’s prepared remarks and before the planned question-and-answer period, the Company announced that it would restart the call and redo the call in its entirety, including the prepared remarks, in approximately two hours.  The Company then issued a press release setting forth details on how to participate in the rescheduled call and provided a link to the earnings presentation.

The Company hereby furnishes as Exhibit 99.1 the full transcript of the rescheduled earnings call in order to ensure full access to the presentation, and as Exhibit 99.2 the accompanying slide presentation, which contains information about non-GAAP financial measures referenced during the call.  The press release announcing the Company's fourth quarter results is available as Exhibit 99.1 to a Form 8-K filed with the Securities and Exchange Commission on January 27, 2016, and is hereby furnished as Exhibit 99.3.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Transcript of the conference call held on January 27, 2016 at 1:00 ET, furnished herewith
99.2	Slide presentation from fourth quarter 2015 conference call held on January 27, 2016, furnished herewith
99.3	Press release dated January 27, 2016 (furnished as Exhibit 99.1 to the Form 8-K dated January 27, 2016 and incorporated herein by reference)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/ Michael F. Lohr
Michael F. Lohr
Vice President, Assistant General Counsel and Corporate Secretary
Dated: January 28, 2016

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Transcript of the conference call held on January 27, 2016 at 1:00 ET, furnished herewith
99.2	Slide presentation from fourth quarter 2015 conference call held on January 27, 2016, furnished herewith
99.3	Press release dated January 27, 2016 (furnished as Exhibit 99.1 to the Form 8-K dated January 27, 2016 and incorporated herein by reference)